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                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (Do not use this form for Multi-Tenant Property)


1.  BASIC PROVISIONS  ("BASIC PROVISIONS")

  1.1 PARTIES: This lease ("Lease"), dated for reference purposes only, March 17, 1999, is made by and between Mark IV Capital Properties, Inc., a California corporation ("Lessor") and Telenetics corporation, a California corporation ("Lessee") (collectively the "Parties," or individually a "Party").

  1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 25111 Arctic Ocean, Lake Forest, located in the County of Orange, State of California and generally described as (describe briefly the nature of the property) an approximately 26,232 square foot free standing building, as more specifically described in Exhibit "A" attached hereto ("Premises"). (See Paragraph 2 for further provisions.)

  1.3 TERM: five (5) years and zero (0) months ("ORIGINAL TERM") commencing See Addendum, Paragraph 49 ("Commencement Date") and ending five (5) years thereafter ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

  1.4 EARLY POSSESSION: None See Addendum, Paragraph 60 ("EARLY POSSESSION DATE"). (See Paragraphs 3.2 and 3.3 for further provisions.)

  1.5 BASE RENT: $23,871.12 per month ("BASE RENT"), payable on the first day of each month commencing See Addendum, Paragraph 50 (See Paragraph 4 for further provisions.) [x] If this Box is checked, there are Provisions in this lease for the base rent to the adjusted.

  1.6 BASE RENT PAID UPON EXECUTION: $23,871.12 as Base Rent for the first month's rent.

  1.7 SECURITY DEPOSIT:$50,000 ( "SECURITY DEPOSIT" ). (See Paragraph 5 for further provisions.)

  1.8 PERMITTED USE: Assembly of electronic metering devices and ancillary offices thereto (See paragraph 6 for further provisions.)

  1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See paragraph 8 for further provisions.)

  1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS" ) and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
          CB Richard Ellis (Jon Marchiorlatti and Chris Bates) represents
[x] Lessor exclusively ("LESSOR'S BROKER" ); [ ] both Lessor and Lessee, and
          CB Richard Ellis (Jeff Carr)                               represents
[x] Lessee exclusively ("LESSEE'S BROKER" ) ; [ ]both Lessee and Lessor. (See Paragraph 15 for further provisions.)

  1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Michael Armani (" GUARANTOR" ). ( See Paragraph 37 for further provisions.)

  1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 61 and Exhibits A, B,C, D, and E all of which constitute a part of this Lease.

2. PREMISES.

  2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

  2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify saying that Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty
(30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

  2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installation (as defined in Paragraph 7.3 (a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If lessee does not give Lessor written notice of a non-compliance with this warranty within six
(6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

  2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

  2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.  TERM

  3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are specified in Paragraph 1.3.


  3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the periods of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

                                                  Initials  /s/ JS
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                                                            /s/ MA
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  3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liabilities therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent for perform any other obligation of Lessee under of terms of this Lease until Lessor delivers possession of Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event of Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.  RENT

  4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor act its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

  5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit, for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.  USE

  6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of Premises in a manner that creates waste or a nuisance, or that disturbance owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

6.2 HAZARDOUS SUBSTANCES.

     (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any accuracy in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filled with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Success with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

     (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.


     (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders, and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgements, costs, claims, liens, expenses, penalties, permit and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration, and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing that the time of such agreement.

  6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, assessments and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receiopt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

  6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3 (a)) shall have the right to enter the Premises at any time. In the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The cost and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expensive of such inspections.

                                                  Initials  /s/ JS
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                                                            /s/ MA
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7.MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS

  7.1 LESSEE'S OBLIGATIONS. (a) Subject to the provisions of Paragraph 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.), 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part therof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Leasee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks, and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to involving any Hazardous Substance and/or storage tank brought onto the appointment Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacement or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

     (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the
Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping, and irrigation system, (v) root covering and drain maintenance and (vi) asphalt and parking lot maintenance.

  7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repairs of the Premises. Lessee and Lessor expressly waived the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.


  7.3  UTILITY  INSTALLATIONS; TRADE  FIXTURES; ALTERATIONS.

     (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication system, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing and fencing in, or on or about the Premises. The term " TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. In Paragraph 7.4(a), Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

     (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

     (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

  7.4  OWNERSHIP; REMOVAL; SURRENDER, AND RESTORATION.

     (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4 all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.


     (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

     (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.  INSURANCE; INDEMNITY.

  8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

  8.2  LIABILITY INSURANCE.

  (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing the single limit coverage in an amount not less than $1,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES" Endorsement and contain the "AMENDMENT of the POLLUTION EXCLUSION" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease as carried by Lessee shall not, however limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee, shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

      (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

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   8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

  (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for an additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

  (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

  (c) ADJACENT PREMISE. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

  (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by the Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and utility Installations.

  8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the insuring party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

  8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B +, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

  8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

  8.7 INDEMNITY. Except for Lessor's gross negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

  8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  DAMAGE OR DESTRUCTION.

  9.1  DEFINITIONS.

     (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alteration and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.


     (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installation the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

     (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

     (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinance or laws, and without deduction for depreciation.

  (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

  9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an insured loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the premises unless Lessee provides Lessor with the funds to cover the same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof, within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee with ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

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  9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

  9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by or authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was cause by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

  9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

  9.6  ABATEMENT OF RENT; LESSEES REMEDIES.

     (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises Is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.


     (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

  9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such Investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided In Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

  9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

  9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  REAL PROPERTY TAXES.

  10.1 (a) PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b) all such payments shall be made at least ten
(10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid, if any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor thereof upon demand.

     (b) ADVANCE PAYMENT In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Tax increase to be paid in advance to Lessor by Lessee, either: (I) in a lump sum amount equal to the amount due, at least twenty (20) days prior to the applicable delinquency date, or (II) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same becomes due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligation. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

  10.2 DEFINITION OF "REAL PROPERTY TAXES". As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part. Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy assessment or charge, or any increase therein, imposed by reason of event occurring, or changes in applicable law taking effect during the term of this Lease, including but not limited to a change in the ownership of the premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

  10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations

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assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in go faith, shall be conclusive.

  10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within (10) days after receipt of a written statement setting forth the taxes applicable to Lessees property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

  12.1 LESSOR'S CONSENT REQUIRED.

     (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively "assignment") sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms Paragraph 36.

     (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

     (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or-otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

     (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon their (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.


     (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

  12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

     (a) Regardless of Lessor's consent, any assignment or subletting shall not:
(i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

     (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

     (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lease or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignment of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

     (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

     (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

     (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

     (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

  12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:


     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessees obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any at Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

     (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

     (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. DEFAULT; BREACH; REMEDIES.

13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default and that Lessor may include the cost of any services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply, and to perform any of the terms, covenants, conditions, or rules applicable to Lessee under this Lease. A "BREACH"

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is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

     (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

     (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

     (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b). (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

     (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor' as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition flied against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect me validity of the remaining provisions.

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

     (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at me time of execution of this Lease.


  13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of award of the amount by which the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through me provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraph. 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as me case may be, given to Lessee under any statute authorizing the forfeiture of leases the unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

     (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

     (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

  13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated me operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

  13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, me exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

   13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor falls within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or a on thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes

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title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made in compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKER'S FEE.

   SECTIONS 15.1 THROUGH 15.4 HAVE BEEN CROSSED OUT AND DELETED.

   15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

   15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.  TENANCY STATEMENT.

  16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

  16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.


17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (3lst) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.   NOTICES.

  23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

  23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or it no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or Courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.


24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

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27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

  30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address hay been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. if any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

  30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

  30.3 NON-DISTURBANCES. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any option to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

  30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Part) (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall Include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be. whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent Notwithstanding anything to the contrary In this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably Interfere with the conduct of Lessee's business. See Addendum, Paragraph 52

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination, of such interest.

36.  CONSENTS.

     (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

  37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form attached to this Lease as Exhibit D, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

  37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

  39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

SECTION 39.2 HAS BEEN CROSSED OUT AND DELETED.
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                                                            /s/ MA
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

  39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless prior Options to extend or renew this Lease have been validly exercised.

  39.4  EFFECT OF DEFAULT ON OPTIONS.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee' inability to exercise an Option because of the provisions of Paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee) or (ii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. The Lease is not intended to be binding until executed by all Parties hereto.


47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend the Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at _____________________      Executed at __________________________
on ______________________________      on ___________________________________
by LESSOR:                             by LESSEE:
MARK IV CAPITAL PROPERTIES, INC.       TELENETICS CORPORATION,
a California corporation               a California corporation
---------------------------------      --------------------------------------
By: /s/ James Slavik                   By: /s/ Michael A. Armani
Name Printed: James Slavik             Name Printed: MICHAEL A. ARMANI
Title:                                 Title:  PRESIDENT

By: _____________________________       By: ___________________________________
Name Printed: ___________________       Name Printed: _________________________
Title: __________________________       Title: ________________________________
Address: 100 Bayview Circle,            Address: 25111 Arctic Ocean
         Newport Beach, CA 92660                 Lake Forest, CA 92630
Tel. No.                                Tel.
Fax No.                                 Fax No.

                                     PAGE 10



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       ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
       ------------------------------------------------------------------


         This Addendum ("Addendum") is attached to and made part of that certain Standard Industrial/Commercial Single-Tenant Lease-Net ("Lease") dated March 17, 1999, by and between Mark IV Capital Properties, Inc., a California corporation ("Lessor") and Telenetics Corporation, a California corporation ("Lessee"). Unless otherwise defined herein, capitalized terms used in this Addendum shall have the same definitions as set forth in the Lease. The provisions of this Addendum shall supersede any inconsistent or conflicting provisions of the Lease.

         49. COMMENCEMENT DATE. The following hereby supplements Paragraph 1.3 of the Lease: Unless sooner terminated as provided herein, the Original Term of the Lease shall commence (the "Commencement Date") on the earlier of (i) substantial completion of the Tenant Improvements (as defined below), as evidenced by written approval from the City of Lake Forest ("City") in accordance with the building permits issued for the Tenant Improvements, provided that in such event Lessor shall deliver to Lessee a certificate of occupancy (temporary or otherwise) from the City for the Premises within five
(5) business days of such date, or (ii) the date Lessee commences occupancy of the Premises.

         50. INCREASES IN BASE RENT. The following hereby supplements Paragraph
1.5 of the Lease: During the Original Term, Lessee shall pay Lessor Base Rent at the following rates:

                        LEASE YEAR             MONTHLY BASE RENT
                        ----------             -----------------
                            1                      $23,871.12
                            2                      $24,587.25
                            3                      $25,324.87
                            4                      $26,084.62
                            5                      $26,867.15

         As set forth above, the Base Rent shall increase by three percent (3%) annually during the Original Term of the Lease, commencing upon the date which is one (1) year following the Lease Commencement Date.

         51. HAZARDOUS SUBSTANCES. The following hereby supplements Paragraph 6.2(c) of the Lease: Lessor represents that to Lessor's actual knowledge as of the execution of this Lease, there are no Hazardous Substances located at the Premises. "Lessor's actual knowledge" means the actual knowledge of Pat Jones, without the duty of investigation or inquiry. Lessor agrees to indemnify Lessee from any actual damages or losses arising out of any material breach of the foregoing representation.

         52. SIGNAGE. The following hereby supplements Paragraph 34 of the
Lease: All signs and graphics of every kind visible in or from public view or the exterior of the Premises shall be subject to Lessor's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations, project restrictions, and in compliance with Lessor's signage program. At Lessee's sole cost and expense, Lessee shall install such signs and graphics and shall remove all such signs and graphics prior to the expiration or earlier termination of the Lease. Upon the full execution of this Lease and Lessor's receipt of Lessee's first month's Rent, Security Deposit and evidence of Lessee's required insurance, Lessee shall have the right to install signage on the Premises, subject to the provisions contained in this Lease.


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         53. PARKING. Subject to all covenants, conditions and restrictions,
Lessee shall be entitled to the number of unreserved vehicle parking spaces on the Premises as shown on the attached EXHIBIT "B", currently estimated at one hundred three (103) unreserved vehicle parking spaces. Lessee shall not use more parking spaces than such number. All parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks. Parking within the areas designated on the Parking Plan shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, accessways or in any area which would prohibit or impede the free flow of traffic. There shall be no overnight parking of any vehicles of any kind, and vehicles which have been abandoned or parking in violation of the terms hereof may be towed away at the vehicle owner's expense.

         54. OPTION TO EXTEND.

             (a) GRANT OF OPTION. Lessor hereby grants to Lessee the option to extend the Original Term of the Lease (the "Extension Option") for an additional consecutive term of five (5) years (the "Extension"), on the same terms and conditions as set forth in the Lease, except the Base Rent shall be the amount determined as set forth below. The Extension Option shall be exercised only be written notice delivered to Lessor at least one hundred twenty (120) days before the expiration of the Original Term of the Lease. If Lessee fails to deliver to Lessor written notice of the exercise of the Extension Option within the time period prescribed above, the Extension Option shall lapse and there shall be no further right to extend the Original Term of the Lease. The Extension Option shall be exercisable by Lessee on the express conditions that at the time of the exercise of the Extension Option, and thereafter at all times prior to the commencement of the Extension, a Default shall not have occurred under the Lease. If Lessee properly exercises the Extension Option, "Original Term", as used herein and in the Lease, shall be deemed to include the Extension, unless specified otherwise herein or in the Lease.

             (b) PERSONAL OPTION. The Extension Option is personal to Lessee. If Lessee subleases or assigns or otherwise transfers any interest under the Lease prior to the exercise of the Extension Option, the Extension Option shall lapse. If Lessee subleases or assigns or otherwise transfers any interest of Lessee under the Lease after the exercise of the Extension Option but prior to the commencement of the Extension, the Extension Option shall lapse and the Original Term of the Lease shall expire as if the Extension Option were not exercised. Notwithstanding the foregoing, if Lessee has obtained the prior written consent of Lessor to an assignment of the Lease pursuant to the provisions of the Lease, then the Extension Option may be exercised by such assignee.

             (c) CALCULATION OF BASE RENT. The Base Rent during the Extension shall be increased, as of the commencement of the Extension (the "Rental Adjustment Date") to the "Fair Market Value" of the Premises, determined in the following manner: Not later than one hundred (100) days prior to the Rental Adjustment Date, Lessor and Lessee shall meet in an effort to negotiate, in good faith, the Fair Market Value of the Premises as of the Rental Adjustment Date. If Lessor and Lessee have not agreed upon the Fair Market Value of the Premises at least ninety
         (90) days prior to the Rental Adjustment Date, the Fair Market Value shall be determined by the following appraisal method:


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                 (i) If Lessor and Lessee are not able to agree upon the Fair
             Market Value of the Premises within the time period described above, then Lessor and Lessee shall attempt to agree in good faith upon a single appraiser not later than seventy-five (75) days prior to the Rental Adjustment Date. If Lessor and Lessee are unable to agree upon a single appraiser within such time period, then Lessor and Lessee shall each appoint one appraiser not later than sixty-five (65) days prior to the Rental Adjustment Date, and Lessor and Lessee shall each give written notice to the other of such appointment at the time of such appointment. Within ten (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Lessor or Lessee fails to appoint its appraiser and to give written notice thereof to the other party within the prescribed time period, the single appraiser appointed shall determine the Fair Market Value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party (such selection to be by written notice thereof to such appraiser and the other party) shall determine the Fair Market Value of the Premises. Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of the single or third appraiser if applicable. All appraisers shall have at least five
             (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Premises are located and shall be members of professional organizations such as MAI or its equivalent.

                 (ii) For the purposes of such appraisal, the term "Fair Market
             Value" shall mean the price that a ready and willing tenant would pay, as of the Rental Adjustment Date, as monthly rent, to a ready and willing Lessor of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser is chosen, then such appraiser shall determine the Fair Market Value of the Premises. Otherwise, the Fair Market Value of the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. Lessor and Lessee shall instruct the appraiser(s) to complete their determination of the Fair Market Value not later than thirty (30) days prior to the Rental Adjustment Date. If the Fair Market Value is not determined prior to the Rental Adjustment Date, then Lessee shall continue to pay to Lessor the Base Rent applicable to the Premises immediately prior to the Rental Adjustment Date until the Fair Market Value is determined. When the Fair Market Value of the Premises is determined, Lessor shall deliver notice thereof to Lessee, and Lessee shall pay to Lessor, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Lessee to Lessor for the period after the Rental Adjustment Date and the new Base Rent determined hereunder effective as of the Rental Adjustment Date. In no event shall the Base Rent be reduced below the Base Rent applicable to the Premises immediately prior to the Rental Adjustment Date.

             (d) INCREASES IN BASE RENT DURING EXTENSION. During the Extension, Base Rent shall increase by three percent (3%) per year upon each anniversary of the Rental Adjustment Date.

         55. OPTION TO PURCHASE.


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             (a) OPTION TO PURCHASE. Lessor hereby grants to Lessee an option to purchase the Premises and the interest of Lessor under the Lease (the "Purchase Option") at the Option Price (as defined below). Such
         Purchase Option shall be exercised by delivering to Lessor (i) written notice thereof, and (ii) a cashier's check in the amount of Fifty Thousand Dollars ($50,000.00) (the "Deposit") at any time before the second (2nd ) anniversary of the Lease Commencement Date (the "Option Period").

             (b) ESCROW. In the event that this Purchase Option is duly exercised, the parties shall promptly open an escrow at the offices of First American Title Insurance Company (the "Escrow Holder") located at their main Orange County branch. This Paragraph 55 shall constitute Escrow Holder's instructions. In addition, Escrow Holder shall prepare, and the parties hereby agree to execute, such reasonable and customary supplemental instructions and instruments, including without limitation, a liquidated damage provision complying with the requirements of applicable law and the provisions of this Paragraph, as may be reasonably required by the parties and Escrow Holder in order to clarify its duties hereunder and facilitate an orderly sale of the Premises to Lessee. If there is any inconsistency between the terms of this Paragraph 55 and the terms of the general provisions, the terms of this Paragraph 55 shall prevail.

             (c) TITLE. Upon the exercise of this Purchase Option, Escrow Holder shall promptly issue and deliver to Lessor and Lessee a standard form preliminary title report for the Premises (the "PTR"). Lessee shall have ten (10) business days from its receipt of the following documents to give written notice to Lessor and Escrow Holder of its approval or disapproval (which shall specifically identify disapproved title exceptions) of the PTR: (i) the PTR, (ii) copies of the documents referenced in the PTR, and (iii) a map showing easements plotted by the Escrow Holder, but only if there are newly recorded easements that were not shown on the Prior Title Documents (hereinafter defined). If Lessee fails to deliver such written notice within said ten (10) day period, Lessee shall be conclusively deemed to have approved the PTR. If Lessee gives timely written disapproval of the PTR, Lessor shall have ten (10) business days within which to deliver written notice to Lessee and Escrow Holder of Lessor's decision as to whether to cure each disapproved title exception. If Lessor fails to deliver such notice within said ten (10) day period or, having given such notice, fails to cure any such exception on or before the fifth (5th) day prior to the scheduled Closing Date, the escrow shall be deemed terminated and neither party shall have any further rights or obligations hereunder, except that each party shall bear one half of any title and escrow fees and Lessor shall return the Deposit to Lessee. Unless Lessor specifically elects in writing to do so, Lessor shall have no obligation to remove any exception to title to the Premises and, if Lessor does so elect, it shall only be obligated to use its reasonable efforts to remove such exception. In addition to those matters shown on the PTR, Lessee hereby acknowledges and agrees that it shall take title to the Premises subject to any and all easements that Lessor may require over the Premises for the benefit of Lessor's adjacent parcel, matters that would be disclosed by an accurate survey or inspection of the Premises, zoning ordinances and regulations and any other laws, ordinances, and governmental regulations and restrictions regulating the use, occupancy or enjoyment of the Premises, and all matters caused by the actions of, or done with the consent of, Lessee. Lessee hereby acknowledges receipt of the following (collectively, "Prior Title Documents"): (1) that certain preliminary report prepared by Chicago Title Company as Order No. 8300804-M07 dated October 29, 1998, as supplemented by that certain Supplemental Report dated February 5, 1999, with respect to the Premises and adjacent property, (2) copies of all documents referenced in such reports, and (3) that certain ALTA survey of the Premises and adjacent property prepared by Robert Bein, William Frost & Associates dated March 12, 1999 as JN.10-100057.


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


             (d) CLOSING. The Closing Date ("Closing Date") shall be the date the grant deed is recorded in the Official Records of Orange County, and shall be the first business day following the sixtieth (60th) day after the date of Lessor's receipt of Lessee's written notice of exercise of the Purchase Option. The form of the grant deed shall be attached hereto as EXHIBIT "E". Lessee shall pay Base Rent to Lessor through and including the Closing Date. The Option Price shall be paid in full and in cash through escrow. Upon the Closing Date, Escrow Holder shall issue a standard form CLTA policy of title insurance in the full amount of the Option Price showing title vested in Lessee's name, subject to such liens, encumbrances and other matters as may appear on the PTR and shall have been approved or required as provided herein. Notwithstanding Lessee's acquisition of the Premises, any and all indemnity obligations of Lessee to Lessor in the Lease shall survive the acquisition of the Premises by Lessee.

             (e) LIQUIDATED DAMAGES.

                 (i) IN THE EVENT LESSEE TERMINATES THE ESCROW, DEFAULTS OR
             OTHERWISE FAILS TO COMPLETE THE PURCHASE OF THE PREMISES AFTER APPROVAL OF THE PTR FOR ANY REASON OTHER THAN LESSOR'S BREACH, LESSOR SHALL RETAIN AS LIQUIDATED DAMAGES THE ENTIRE DEPOSIT. BY INITIALING BELOW, LESSOR AND LESSEE AGREE THAT SUCH AMOUNT CONSTITUTES A FAIR AND REASONABLE ESTIMATION OF THE DAMAGES WHICH LESSOR WILL SUSTAIN IN THE EVENT THAT LESSEE DOES NOT CONCLUDE THE PURCHASE OF THE PREMISES. SUCH LIQUIDATED DAMAGES SHALL BE IN ADDITION TO, AND SHALL NOT LIMIT OR SUPERSEDE, ANY INDEMNITY OBLIGATIONS OF LESSEE UNDER THE LEASE, ANY OBLIGATIONS OF LESSEE TO PAY ESCROW HOLDER'S CANCELLATION CHARGES IN THE EVENT OF LESSEE'S DEFAULT, THE RIGHTS OF LESSOR AS AGAINST LESSEE FOR ANY OTHER BREACH OTHER THAN THE FAILURE OF ESCROW TO CLOSE ON OR BEFORE THE CLOSING DATE, OR ANY RIGHTS, REMEDIES OR DAMAGES LESSOR MAY HAVE AGAINST LESSEE WHICH ACCRUE FOLLOWING CLOSING DATE.

                              /s/ JS                   /s/ MA
                           ----------------        ----------------
                           Lessor's Initials       Lessee's Initials


                 (ii) IF THE CLOSING DATE DOES NOT OCCUR SOLELY BY REASON OF A
             WILLFUL REFUSAL BY LESSOR TO SATISFY ITS OBLIGATIONS UNDER THIS PARAGRAPH 55, LESSEE SHALL HAVE THE RIGHT TO PURSUE ONLY ONE OF THE FOLLOWING REMEDIES: (1) LESSEE MAY DEMAND THE RETURN OF ITS DEPOSIT, WHICH RETURN SHALL OPERATE TO TERMINATE THE PURCHASE OPTION, AND RELEASE LESSOR FROM ANY AND ALL LIABILITY HEREUNDER, OR
             (2) LESSEE MAY COMPEL SPECIFIC PERFORMANCE OF LESSOR'S OBLIGATION


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             TO CONVEY THE PREMISES TO LESSEE IN ACCORDANCE WITH THE TERMS OF
             THIS PARAGRAPH 55, IT BEING UNDERSTOOD AND AGREED THAT THE REMEDY OF SPECIFIC PERFORMANCE SHALL NOT BE AVAILABLE TO ENFORCE ANY OTHER OBLIGATION OF LESSOR HEREUNDER. LESSEE HEREBY EXPRESSLY WAIVES ITS RIGHTS TO SEEK ANY OTHER FORM OF DAMAGES OR REMEDIES IN THE EVENT OF LESSOR'S DEFAULT HEREUNDER. LESSEE SHALL BE DEEMED TO HAVE ELECTED TO TERMINATE THIS PARAGRAPH 55 AND RECEIVE THE DEPOSIT BACK IF LESSEE FAILS TO FILE SUIT FOR SPECIFIC PERFORMANCE AGAINST LESSOR IN A COURT HAVING JURISDICTION IN THE COUNTY AND STATE IN WHICH THE PREMISES IS LOCATED ON OR BEFORE TEN (10) DAYS FOLLOWING THE ORIGINALLY SCHEDULED CLOSING DATE IN WHICH CASE ESCROW HOLDER SHALL, WITHOUT FURTHER INSTRUCTION OR NOTIFICATION FROM LESSEE, RECORD THE QUITCLAIM DEED UPON REFUND OF THE DEPOSIT TO LESSEE. LESSEE AND LESSOR ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SUBPARAGRAPH AND HEREBY EVIDENCE THEIR SPECIFIC AGREEMENT TO THE TERMS OF THIS SUBPARAGRAPH BY PLACING THEIR INITIALS IN THE PLACE PROVIDED BELOW.

                              /s/ JS                   /s/ MA
                           ----------------        ----------------
                           Lessor's Initials       Lessee's Initials


                           (iii) AS A MATERIAL CONSIDERATION FOR LESSOR ENTERING
                  INTO THIS LEASE WITH LESSEE, (i) LESSEE HEREBY WAIVES ANY RIGHT IT MAY HAVE AT LAW, IN EQUITY OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF CALIFORNIA CIVIL CODE
                  SECTION 3387, TO COMPEL SPECIFIC PERFORMANCE OF THE SALE OF THE PREMISES, (ii) LESSEE HEREBY WAIVES THE RIGHT TO FILE A NOTICE OF PENDENCY OF ACTION AS PROVIDED BY CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 405 IN CONNECTION WITH ANY ACTION FILED AGAINST LESSOR FOR BREACH OF THE LEASE, (iii) LESSEE AGREES THAT ANY SUCH NOTICE FILED IN CONTRAVENTION OF THIS SECTION SHALL BE NULL AND VOID, AND (iv) LESSEE HEREBY WAIVES THE REQUIREMENT OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION
                  405.33 THAT A BOND OR OTHER UNDERTAKING BE GIVEN AS A CONDITION FOR EXPUNGING SUCH NOTICE. IF LESSEE DOES NOT SEEK A RETURN OF ITS DEPOSIT AND INSTEAD FILES AN ACTION FOR SPECIFIC PERFORMANCE AGAINST LESSOR ON OR BEFORE THIRTY (30) DAYS FROM THE ORIGINALLY SCHEDULED CLOSING DATE, THEN THIS SECTION SHALL BECOME NULL AND VOID. LESSEE AND LESSOR ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SUBPARAGRAPH AND HEREBY EVIDENCE THEIR SPECIFIC AGREEMENT TO THE TERMS OF THIS SUBPARAGRAPH BY PLACING THEIR INITIALS IN THE PLACE PROVIDED BELOW.

                              /s/ JS                   /s/ MA
                           ----------------        ----------------
                           Lessor's Initials       Lessee's Initials


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             (f) OPTION PRICE. The Option Price shall be Three Million One
         Hundred Twenty-One Thousand Six Hundred Eight Dollars ($3,121,608.00) (based on $119.00/per sq. ft.) if Lessee exercises the Purchase Option during year one (1) of the Original Term of the Lease, and (ii) Three Million Two Hundred Seventy-Seven Thousand Six Hundred Eighty-Eight and 40/100th Dollars ($3,277,688.40) (based on $124.95/per sq. ft.) if
         Lessee exercises the Purchase Option during year two (2) of the Original Term. Provided that Lessor did not use any of the Security Deposit to compensate Lessor for losses or damages as provided in Paragraph 5 of the Lease, the Security Deposit shall be credited toward the Option Price upon the Closing Date.

             (g) COSTS AND EXPENSES. The cost and expense of the PTR, the portion of the policy of title insurance premium attributable to CLTA standard coverage and the documentary transfer tax shall be paid by Lessor. Lessee shall have the right to obtain ALTA extended coverage so long as such coverage does not delay the Closing Date, is not a condition to closing and Lessee pays for all costs in connection therewith. Lessee shall pay the portion of the policy of title insurance premium attributable to ALTA extended coverage, if obtained, and the cost of any title insurance endorsements it may require and the cost of recording a grant deed. Except as otherwise specifically provided herein, the Escrow Holder's fee (including any escrow cancellation charges in the event escrow shall be canceled for any reason except a party's default hereunder) shall be shared equally by Lessor and Lessee. All other costs shall be allocated between Lessee and Lessor in accordance with customary practice in Orange county.

             (h) DISCLAIMER OF REPRESENTATIONS AND WARRANTIES; AS-IS SALE. Lessee acknowledges that, by the Closing Date, it will have had ample opportunity to fully inspect, examine, study and analyze to its satisfaction all aspects of the Premises including, but not limited to,
         (i) the suitability or condition of the Premises for any purpose or its fitness for any particular use, (ii) the profitability and/or feasibility of owning, operating and/or improving the Premises, (iii) the physical condition of the Premises, including, without limitation, the current or former presence or absence of environmental hazards or hazardous materials, asbestos, radon gas, underground storage tanks, electromagnetic fields, or other substances or condition which may affect the Premises or its current or future uses, habitability, value or desirability, (iv) the rentals, income, costs or expenses thereof,
         (v) the net or gross acreage, usable or unusable, contained therein,
         (vi) the zoning of the Premises, (vii) the rentable and usable square footage of the improvements, (viii) the condition of title, (ix) the compliance by the Premises with applicable laws, codes, rules and regulations, including, without limitation, zoning laws, building codes and environmental and similar laws, governing or relating to environmental hazards or hazardous materials, asbestos, radon gas, underground storage tanks, electromagnetic fields, or other substances or condition which may affect the Premises, (x) water or utility availability or use restrictions, (xi) geologic/seismic conditions, soil and terrain stability or drainage, (xii) sewer, septic and well systems and components, (xiii) other neighborhood or Premises conditions, including, without limitation, proximity and adequacy of


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


         law enforcement and fire protection, crime statistics, noise or odor from any sources, landfills, proposed future developments, and (xiv) any other past, present or future matter relating to the Premises which may affect the Premises or its current or future use, habitability, value or desirability. Lessee represents and warrants to Lessor that,
         (i) Lessee is relying solely on Lessee's own investigation of the Premises and review of such information and documentation in determining whether or not to purchase the Premises, (ii) any and all information made available to Lessee or provided or to be provided by or on behalf of Lessor with respect to the Premises was obtained from a variety of sources and that Lessor has not made any independent investigation or verification of such information and makes no representations as to the accuracy or completeness of such information. Lessor does not make any representations or warranties of any kind whatsoever, either express or implied, with respect to the Premises or any related matters including, but not limited to, the matters referenced in this Paragraph, and that the Premises is being sold to Lessee in an "AS IS" condition.

             (i) DEFAULT.

                 (i) EFFECT OF DEFAULT. Lessee shall have no right to exercise this Purchase Option (A) during the time commencing from the date Lessor gives Lessee a notice of Default and continuing until the Default is cured, or (B) during the time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid and continuing until the obligation is paid. The Option Period shall not be extended, delayed or enlarged by reason of Lessee's inability to exercise this Purchase Option as a result of the provisions of this Paragraph.

                 (ii) TERMINATION OF PURCHASE OPTION. All rights of Lessee under this Purchase Option shall terminate and be of no further force or effect, notwithstanding Lessee's timely exercise thereof, if, (1) after such exercise and during the term of the Lease, a Breach by Lessee has occurred and Lessee fails to cure prior to the scheduled Closing Date, (2) after such exercise, Lessee fails to timely acquire the Premises within sixty (60) days after Lessor's receipt of the exercise notice, and/or (3) the Purchase Option is otherwise terminated pursuant to this Paragraph 55. Once Lessee's Purchase Option has terminated whether by lapse of time or by reason of the provisions of this paragraph, Lessee shall execute and deliver to Lessor a Quitclaim Deed stating that Lessee has no Purchase Option under the Lease in form reasonably required by Lessor, and Lessee's failure to execute and deliver such Quitclaim Deed shall be a material default under the Lease.

             (j) LESSEE'S RELEASE OF LESSOR. From and after the Closing Date, Lessee hereby waives, releases, remises, acquits and forever discharges Lessor and its shareholders, directors, officers, employees, agents, successors and assigns ("Lessor Parties") of and from any and all actions, suits, legal or administrative orders or proceedings, demands, actual damages, punitive damages, loss, costs, liabilities and expenses, which concern or in any way relate to the Premises, whether existing prior to, at or after the Closing Date, including, without limitation, matters relating to the condition of title to the Premises, zoning, compliance of the Premises, or the release or threatened release of hazardous materials therefrom. It is the intention of the parties pursuant to this release that any and all responsibilities and obligations of Lessor Parties, and any and all rights, claims, rights of action, causes of action, demands or legal rights of any kind of


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


         Lessee and its shareholders, directors, officers, employees, agents, successors and assigns arising by virtue of the Premises, whether existing prior to, at or after the Closing Date, are by this release provision declared null and void and of no present or future force and effect as to the parties. Lessee hereby waives any and all rights which said party may have under Section 1542 of the California Civil Code which provides as follows:

                 "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                           Lessee's Initials  /s/ MA
                                             --------

             (k) RISK OF LOSS. If any casualty or condemnation proceeding occurs or commences after the exercise of the Purchase Option and prior to the Closing Date, and such damage or proceeding relates to or may result in the loss of any significant portion of the Premises, and Lessee and its agents, invitees, employees or affiliates were not the cause of any such casualty by reason of their gross negligence or willful misconduct, Lessee may, at its option, elect to terminate its Purchase Option, in which event Lessor shall return the Deposit to Lessee and the Purchase Option shall be deemed terminated. Otherwise, Lessee may terminate its Purchase Option but shall not receive its Deposit. If Lessee elects to proceed with acquiring the Premises, then, upon the Closing Date, Lessee shall be entitled to any compensation, awards or other payments or relief resulting from such casualty or condemnation proceeding so long as Lessee reimburses Lessor for any and all costs and expenses incurred by Lessor in connection with such casualty or condemnation, including, without limitation, attorneys' fees and costs.

             (l) DISCLOSURES. Lessee acknowledges and agrees that certain disclosures may need to be made by Lessor to Lessee with respect to the Premises (wherein Lessee may or may not need to execute an acknowledgement of such disclosure) and/or Lessee may need to assume from Lessor certain agreements regarding the Premises, all of which would occur on or before the Closing Date. If Lessor proposes that any of the foregoing would occur, Lessor shall provide Lessee with written notice of such disclosure and/or agreement, with a copy of the proposed document, if any, to be executed by Lessee, and Lessee shall thereafter have a period of two (2) business days to give written notice to Lessor of Lessee's election to either (i) acquire the Premises subject to such disclosure and/or assumption agreement, in which event, the Closing Date shall occur as scheduled and Lessee shall deposit, if necessary, such documents into Escrow at least one (1) business day prior to the Closing Date, or (ii) terminate its Purchase Option, in which event the Purchase Option shall be deemed terminated in accordance with subparagraph (i) above and Lessor shall return the Deposit to Lessee so long as the only reason for the Closing Date not timely occurring was Lessee's refusal or failure to acquire the Premises subject to the disclosure and/or to execute the proposed disclosure and/or assumption agreement. If Lessee fails to give written notice within such two (2) day period, then Lessee shall be deemed to have agreed to proceed with its acquisition of the Premises and to execute and deliver, if necessary, the proposed documentation.

         56. TENANT IMPROVEMENTS. The provisions of this Paragraph 56 shall apply to the planning and completion of leasehold improvements requested by Lessee (the "Tenant Improvements") for the fitting out of the Premises, as more fully set forth herein.


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             (a) LESSOR AND LESSEE PRECONSTRUCTION OBLIGATIONS.

                 (i) PRELIMINARY PLANS. Attached to the Lease as EXHIBIT "C" are
             preliminary space plans for the Tenant Improvements (the "Preliminary Plans"), which include, without limitation, sketches and/or drawings showing locations of doors, partitioning, electrical fixtures, outlets and switches, plumbing fixtures, floor loads and other requirements, and a list of all specialized installations and improvements and upgrade specifications determined by Lessee as required for its use of the Premises. Lessee acknowledges that the Preliminary Plans have been prepared by Lessor's architect (the "Architect") after consultation and cooperation between Lessee and the Architect regarding the proposed Tenant Improvements and Lessee's requirements and that the Preliminary Plans are complete with respect thereto. Lessor and the Architect shall be entitled, in all respects, to rely upon all information supplied by Lessee regarding the Tenant Improvements. The costs associated with preparation of the Preliminary Plans shall be borne by Lessee and paid as set forth in Paragraphs (d) and (e) of this Paragraph 56.

                 (ii) WORKING DRAWINGS. Within fifteen (15) business days
             following full execution of this Lease by both Lessor and Lessee, the Architect shall prepare working drawings (the "Working Drawings") for the Tenant Improvements based upon the approved Preliminary Plans. The Working Drawings shall include architectural, mechanical and electrical construction drawings for the Tenant Improvements based on the Preliminary Plans. Notwithstanding the Preliminary Plans, in all cases the Working Drawings (i) shall be subject to Lessor's final approval, which approval shall not be unreasonably withheld, (ii) shall not be in conflict with building codes for the City of Lake Forrest ("City") or the County of Orange or with insurance requirements for a fire resistive Class A building, (iii) shall comply with all applicable building, fire, health and sanitary codes, regulations and requirements, and (iv) shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction. The costs associated with preparation of the Working Drawings shall be borne by Lessee and paid as set forth in Paragraphs (d) and (e) of this Paragraph 56.

                 (iii) APPROVAL OF WORKING DRAWINGS. Lessor or the Architect
             shall submit the Working Drawings to Lessee for Lessee's review, and Lessee shall notify Lessor and the Architect within five (5) days after delivery thereof of any requested revisions. Within five
             (5) business days after receipt of Lessee's notice, the Architect shall make all approved revisions to the Working Drawings and submit two (2) copies thereof to Lessee for its final review and approval, which approval shall be given within three (3) days thereafter. Concurrently with the above review and approval process, Lessor may submit all plans and specifications to City and other applicable governmental agencies in an attempt to expedite City approval and issuance of all necessary permits and licenses to construct the Tenant Improvements as shown on the Working Drawings. Any changes or ancillary improvements (including without limitation improvements outside of the Premises) which are required by City or other governmental agencies shall be immediately submitted to Lessor for Lessor's review and reasonable approval, and Lessor shall promptly notify Lessee of such changes. If approved by Lessor, such changes and/or improvements shall be added to the Working Drawings and be deemed part of the Tenant Improvements.


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

                 (iv) SCHEDULE OF CRITICAL DATES. Set forth below is a schedule of certain critical dates relating to Lessor's and Lessee's respective obligations for the design and construction of the Tenant Improvements. Such dates and the respective obligations of Lessor and Lessee are more fully described elsewhere in this Paragraph 56. The purpose of the following schedule is to provide a reference for Lessor and Lessee and to make certain the Final Approval Date occurs as set forth herein. Following the Final Approval Date, Lessee shall be deemed to have released Lessor to commence construction of the Tenant Improvements as set forth in Paragraph (c) below.

       REFERENCE                         DATE DUE                                          RESPONSIBLE PARTY
       ---------                         --------                                          -----------------

A.     "Preliminary Plan Approval"       The date of execution of the Lease                Lessee and Lessor

B.     "Working Drawings Completion"     Fifteen (15) business days after full             Lessor
                                         execution of the Lease

C.     "Working Drawings Review"         Five (5) days after Lessor submits the            Lessee
                                         Working Drawings to Lessee

D.     "Working Drawings Revision"       Five (5) business days after Lessee returns       Lessor
                                         the Working Drawings to Lessor

E.     "Final Approval Date"             Three (3) days after Lessor submits the           Lessee
                                         revised Working Drawings to Lessee


                 (v) CONSTRUCTION REPRESENTATIVE. Lessee shall have the right to designate a representative of Lessee to participate in the planning, permitting and contracting for the construction of the Tenant Improvements. In the event Lessee designates such person, Lessor shall use reasonable and diligent efforts to include such person in all substantive planning, permitting and construction discussions, conferences and meetings and shall provide copies of all contracts for the work and submittals to the City prior to or concurrently with entering into such contracts or submitting plans to the City. Lessee acknowledges and agrees that such representative shall be involved for informational purposes only and shall not have any voting or approval rights with respect to any such planning, permitting or construction discussions, contracts or submittals.

             (b) BUILDING PERMIT. After the Final Approval Date has occurred, Lessor shall, if Lessor has not already done so, submit the Working Drawings to the appropriate governmental body or bodies for final plan checking and a building permit. Lessor, with Lessee's cooperation, shall cause to be made any change in the Working Drawings necessary to obtain the building permit; provided, however, after the Final Approval Date, no changes shall be made to the Working Drawings without the prior written approval of both Lessor and Lessee, and then only after agreement by Lessee to pay any excess costs resulting from such changes.


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             (c) CONSTRUCTION OF TENANT IMPROVEMENTS. After the Final Approval
         Date has occurred and a building permit for the work has been issued, Lessor shall, through a guaranteed maximum cost or fixed price (at Lessor's sole option) construction contract ("Construction Contract") with a reputable, licensed contractor selected by Lessor ("Contractor"), cause the construction of the Tenant Improvements to be carried out in substantial conformance with the Working Drawings in a good and workmanlike manner using first-class materials. The Contractor shall obtain two (2) bids from Subcontractors for each major component of the Tenant Improvements, and Contractor and Lessor shall use their reasonable discretion as to which bid to accept. During construction of the Tenant Improvements, Lessor shall make reasonable efforts to keep Lessee apprised of the status of construction. The costs associated with the construction of the Tenant Improvements shall be paid as set forth in Paragraphs (d) and (e) of this Paragraph 56. Lessor shall see that the construction complies with all applicable building, fire, health, and sanitary codes and regulations, the satisfaction of which shall be evidenced by a certificate (or temporary certificate) of occupancy for the Premises.

             (d) TENANT IMPROVEMENT ALLOWANCE. Lessor shall provide Lessee with a Tenant Improvement Allowance in the amount of Two Hundred Seventy-Five Thousand Dollars ($ 275,000.00) towards the cost of the design, purchase and construction of the Tenant Improvements, including, without limitation, design, engineering and consulting fees (collectively, the "Tenant Improvement Costs"). Of the Tenant Improvement Costs, Tenant shall pay for One Hundred Seventy-Five Thousand Dollars ($175,000.00) plus any and all amounts in excess of Four Hundred Fifty Thousand Dollars ($450,000.00). The Tenant Improvement Allowance shall be used for payment of the following Tenant Improvements Costs:

                 (i) Preparation by the Architect of the Preliminary Plans and
             the Working Drawings as provided in Paragraph (a) of this Paragraph 56, including without limitation all fees charged by City (including without limitation fees for building permits and plan checks) in connection with the Tenant Improvements work in the Premises;

                 (ii) Construction work for completion of the Tenant
             Improvements and any ancillary improvements required by any applicable governmental agency or authority arising out of the Tenant Improvements, as reflected in the Working Drawings and Construction Contract; and

                 (iii) All contractors' charges, general conditions, performance bond premiums, and construction fees as reflected in the Construction Contract, and a construction management supervision fee equal two percent (2%) of the Tenant Improvement Costs.

             (e) COSTS IN EXCESS OF TENANT IMPROVEMENT ALLOWANCE AT LESSEE'S EXPENSE.

                 (i) COST APPROVAL. Lessee shall pay the excess of the Tenant
             Improvement Costs over the amount of the Tenant Improvement Allowance available to defray such costs. Concurrent with the plan checking referred to in Paragraph (b) of this Paragraph 56, Lessor shall prepare and submit to Lessee a written estimate of the amount of the remaining Tenant Improvement Costs and the cost of the Tenant Improvement Allowance still available to defray such costs


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             (after preparation of the Preliminary Plans and Working Drawings).
             Lessee shall approve or disapprove any such estimate by written notice to Lessor within three (3) days after receipt thereof. If Lessee fails to notify Lessor of its disapproval within such three
             (3) day period, Lessee shall be deemed to have approved such estimate. If Lessee approves such estimate, Lessee's notice of approval shall include payment to Lessor for an amount equal to Fifty Thousand Dollars ($50,000.00). If Lessee disapproves such estimate within the three (3) day period, Lessee shall be required to direct Lessor and the Architect to amend the Working Drawings in a manner satisfactory to Lessor so as to reduce the estimated costs to an amount acceptable to Lessee, and any excess estimated costs remaining after such amendment shall be paid by Lessee in the manner described in the preceding sentence. Lessee shall additionally pay any costs resulting from such amendment and Lessee shall be liable for the delay in completing the Tenant Improvements and the increased costs, if any, resulting from such delay. If Lessee is unwilling or unable to amend the Working Drawings in a manner acceptable to Lessor, then Lessee shall be deemed to have approved of the estimate for the Working Drawings as prepared, Lessee shall pay the Fifty Thousand Dollars ($50,000.00) to Lessor, and shall pay in full the amount of any excess estimated costs together with any costs arising from delay as a result of Lessee's actions hereunder, in the manner hereinabove provided.

                 (ii) PAYMENTS DURING CONSTRUCTION. During construction of the
             Tenant Improvements, Lessor shall submit invoices to Lessee for payment of the Tenant Improvements from time to time and Lessee shall pay such invoices within two (2) business days of receipt of each such invoice. Lessee and Lessor shall pay construction costs on a PARI PASSU basis (Lessor's $275,000.00; Lessee's $125,000.00) for the second Four Hundred Thousand Dollars ($400,000.00) of Tenant Improvement Costs (the initial $50,000 of Tenant Improvement Costs were paid by Lessee). Any and all amounts in excess of Four Hundred Fifty Thousand Dollars ($450,000.00) shall be paid for by Lessee. (For example, if the first invoice from the Contractor equals $100,000.00, the first $50,000.00 shall have been paid by Lessee and Lessor shall pay $34,375.00 and Lessee shall pay an additional $15,625.00 of such amount.) In no event shall Lessor pay in excess of the Tenant Improvement Allowance, and if Lessor pays such Tenant Improvement Allowance, then Lessee shall be responsible for any and all excess costs.


                 (iii) FINAL COSTS. Within sixty (60) days after completion by
             Lessor of the Tenant Improvements, Lessor shall determine the actual final Tenant Improvements Costs and shall submit a written statement of such amount to Lessee. If any estimate previously paid by Lessee exceeds the amount due hereunder from Lessee for such work, such excess shall be refunded to Lessee. If any amount is still due from Lessee for such work, then Lessee shall pay such amount in full within ten (10) days of receipt of Lessor's statement.

             (f) CHANGE ORDERS. Lessee may from time to time request and obtain change orders during the course of construction provided that: (i) each such request shall be reasonable, shall be in writing and signed by or on behalf of Lessee, and shall not result in any structural change in the Premises, as reasonably determined by Lessor, (ii) all additional charges and costs, including without limitation architectural and engineering costs, construction and material costs, processing costs of any governmental entity, and increased construction, construction


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         management and supervision fees, together with an administrative fee to
         Lessor to cover its change order processing costs of $100.00 per occurrence, shall be the sole and exclusive obligation of Lessee; and
         (iii) any resulting delay in the completion of the Tenant Improvements shall be deemed a Lessee Delay and in no event shall extend the Commencement Date of the Lease. Upon Lessee's request for a change order, Lessor shall as soon as reasonably possible submit to Lessee a written estimate of the increased or decreased cost and anticipated delay, if any, attributable to such requested change. Within three (3) days of the date such estimated cost adjustment and delay are delivered to Lessee, Lessee shall advise Lessor whether it wishes to proceed with the change order, and if Lessee elects to proceed with the change order, Lessee shall remit, concurrently with Lessee's notice to proceed, the amount of the increased cost, if any, attributable to such change order. Election by Lessee to not proceed with any change order shall not relieve Lessee from its obligation to pay to Lessor its administration processing charge of $100.00. Unless Lessee includes in its initial change order request that the work in process at the time such request is made be halted pending approval and execution of a change order, Lessor shall not be obligated to stop construction of the Tenant Improvements, whether or not the change order relates to the work then in process or about to be started.

             (g) LESSEE DELAYS. In no event shall the Commencement Date of the Lease be extended or delayed due or attributable to delays due to the fault of Lessee ("Lessee Delays"). Lessee Delays shall include, but are not limited to, delays caused by or resulting from any one or more of the following:

                 (i) Lessee's failure to timely review and reasonably approve the Working Drawings or to furnish information to Lessor for the preparation by Lessor of the Working Drawings;

                 (ii) Lessee's request for or use of special materials, finishes or installations which are not readily available, provided that Lessor shall notify Lessee in writing that the particular material, finish, or installation is not readily available promptly upon Lessor's discovery of same;

                 (iii) Change orders requested by Lessee;

                 (iv) Interference by Lessee or by Lessee's Agents with Lessor's construction activities;

                 (v) Lessee's failure to approve any other item or perform any other obligation in accordance with and by the dates specified herein or in the Construction Contract;

                 (vi) Lessee's requested changes in the Preliminary Plans,
             Working Drawings or any other plans and specifications after the approval thereof by Lessee or submission thereof by Lessee to Lessor;

                 (vii) Lessee's failure to approve written estimates of costs in accordance with this Paragraph 56;

                 (viii) Lessee's failure to timely pay an invoice; and


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                 (ix) Lessee's obtaining or failure to obtain any necessary governmental approvals or permits for Lessee's intended use of the Premises.

             If the Commencement Date of the Lease is delayed by any Lessee Delays, whether or not within the control of Lessee, then the Commencement Date of the Lease and the payment of Base Rent shall be accelerated by the number of days of such delay. Lessor shall give Lessee written notice within a reasonable time of any circumstance that Lessor believes constitutes a Lessee Delay.

             (h) TRADE FIXTURES AND EQUIPMENT. Lessee acknowledges and agrees that Lessee is solely responsible for obtaining, delivering and installing in the Premises all necessary and desired furniture, trade fixtures, equipment and other similar items, and that Lessor shall have no responsibility whatsoever with regard thereto. Lessee further acknowledges and agrees that neither the Commencement Date of the Lease nor the payment of Base Rent shall be delayed for any period of time whatsoever due to any delay in the furnishing of the Premises with such items.

             (i) CURE PERIODS. Lessee shall have three (3) business days to cure the Default of any of its obligations contained in this Paragraph 56, notwithstanding any longer time periods provided in the Lease.

         57. LIMITATION ON LESSOR'S LIABILITY. The obligations of Lessor do not constitute the personal obligations of the individual partners, trustees, members, directors, officers or shareholders of Lessor or its constituent partners, if any. If Lessor shall fail to perform any covenant, term, or condition of the Lease upon Lessor's part to be performed, Lessee shall be required to deliver to Lessor written notice of the same. If, as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Lessor in the Premise and out of Base Rent or other income from such disposition of all or any part of Lessor's right, title or interest in the Premises, and no action for any deficiency may be sought or obtained by Lessee.

         58. JURY WAIVER. To the fullest extent permitted by law, Lessee hereby waives the right to trial by jury in any cause of action, claim, counterclaim, cross-complaint, action proceeding and/or hearing on any matter whatsoever arising out of or in any way connected with the Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Premises, any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereafter in effect.

         59. PROPERTY MANAGEMENT FEE. Lessee shall pay Lessor a property management fee ("Management Fee") equal to three percent (3%) of the Base Rent payable under the Lease as it is increased from time to time. Such Management Fee shall be payable monthly together with each payment of Base Rent.

         60. EARLY POSSESSION. Lessee and its authorized agents, contractors, subcontractors and employees shall be granted a license by Lessor to enter upon the Premises, at Lessee's sole risk and expense, during ordinary business hours prior to the Commencement Date, for the sole purpose of installing Lessee's trade fixtures and equipment in the Premises; provided, however, that (i) the provisions of this Lease, other than with respect to the payment of Base Rent, shall apply during such early entry, (ii) prior to any such entry, Lessee shall


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pay for and provide evidence of the insurance to be provided by Lessee pursuant to the provisions of Paragraph 8, (iii) Lessee shall pay all utility, service and maintenance charges for the Premises attributable to Lessee's early entry and use of the Premises as reasonably determined by Lessor, (iv) Lessee shall not interfere, delay or hinder Lessor, its agents, contractors or subcontractors in the construction of the Tenant Improvements in accordance with the provisions of this Lease, and (v) Lessee shall not use the Premises for the storage of inventory or otherwise commence the operation of business during the period of such early entry. Upon Lessee's breach of any of the foregoing conditions, Lessor may, in addition to exercising any of its other rights and remedies set forth herein, revoke such license upon notice to Lessee. Early entry by Lessee in accordance with this Paragraph 60 shall not constitute occupancy of the Premises for purposes of establishing the Commencement Date.

         61. ASSIGNMENT AND SUBLETTING. Notwithstanding the terms of the Lease, Lessor shall consent to the assignment of this Lease or any sublease of all or part of the Premises or an assignment of Lessee's Purchase Option to any Affiliate, Subsidiary or Successor of Lessee (as those terms are hereinafter defined), provided, however, that such Affiliate, Subsidiary or Successor, as the case may be, shall have, on completion of the assignment or sublease, a net worth at least equal to Lessee's as of the date of execution of this Lease, evidence of which, satisfactory to Lessor, shall be presented to Lessor prior to the assignment or sublease, and otherwise upon demand by Lessor. Any assignment or sublease to an Affiliate, Subsidiary or Successor in violation of the net worth requirements set forth above shall, at Lessor's option, be deemed null and void.

             For purposes of this Paragraph 61 an "Affiliate," a "Subsidiary" and a "Successor" of Lessee are defined as follows:

             (i) An "Affiliate" is any corporation or other legal entity which directly or indirectly controls or is controlled by or is under common control with Lessee. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other legal entity, whether through the ownership of voting securities or by contract or otherwise.

             (ii) A "Subsidiary" shall mean any corporation or other legal entity not less than fifty percent (50%) of whose outstanding stock or beneficial interest shall, at the time, be owned directly or indirectly by Lessee.

             (iii) A "Successor" of Lessee shall mean:

                   (A) A corporation or other legal entity in which or with
             which Lessee is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation, if any, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the entities participating in such merger or consolidation are assumed by the corporation or other legal entity surviving such merger or created by such consolidation; or

                   (B) A corporation or other legal entity acquiring the rights of Lessee hereunder and a substantial portion of the property and assets of Lessee.


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